Exhibit 10.11

FIFTH AMENDMENT TO AGREEMENT FOR SALE AND PURCHASE

This FIFTH Amendment to the Agreement for Sale and Purchase (this “Amendment”) by and between WS CINCINNATI, LLC, a Delaware limited liability company, WS COLLEGE STATION JV, LLC, a Delaware limited liability company, WS-CNO JV, LLC, a Delaware limited liability company, WS-FNO, LLC, a Delaware limited liability company, and WS SPHERICAL STONE, LLC, a Delaware limited liability company (collectively, “Seller”), and AMERICAN REALTY CAPITAL HOSPITALITY PORTFOLIO WSC, LLC, a Delaware limited liability company (“Purchaser”), is made as of October 27, 2015 (the “Amendment Effective Date”). Seller and Purchaser are sometimes referred to collectively in this Amendment as the “Parties.”

RECITALS

A.    Seller and Purchaser entered into that certain Agreement for Sale and Purchase dated as of June 2, 2015, as amended pursuant to that certain First Amendment to Agreement for Sale and Purchase dated as of July 13, 2015, that certain Second Amendment to Agreement for Sale and Purchase dated as of July 13, 2015, that certain Third Amendment to Agreement for Sale and Purchase dated as of August 3, 2015 and that certain Fourth Amendment to Agreement for Sale and Purchase dated as of October 8, 2015 (the “Purchase Agreement”).

B.    Seller and Purchaser desire to change the definition of Closing Date, and to modify certain provisions within the Purchase Agreement, and have agreed to further amend the Purchase Agreement to reflect such additions and modifications on the terms and conditions set forth in this Amendment.

C.    All capitalized terms used without definition in this Amendment shall have the meanings assigned to such terms in the Purchase Agreement.

AGREEMENT

Now, therefore, for and in consideration of the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser hereby agree that the Purchase Agreement shall be amended and modified in accordance with Section 14.01(t) thereof as follows:

1.Closing Date. The definition of Closing Date in Section 1.01 of the Purchase Agreement is hereby amended by deleting the words “December 1, 2015” and replacing them with the words “December 3, 2015.” Notwithstanding anything to the contrary in this Amendment or the Purchase Agreement, this Amendment shall not be treated as an extension of the Closing Date pursuant to Section 6.01(a) of the Purchase Agreement, and the Extension Earnest Money shall not be required to be deposited with the Escrow Company or disbursed to Seller.

2.    Ratification. Seller and Purchaser ratify and confirm the continued force and effect of the Purchase Agreement, as modified by this Amendment. Seller and Purchaser agree that all terms and provisions of the Purchase Agreement, as amended, shall be and remain in full force and effect as therein written, except as otherwise expressly provided herein.
3.    Binding Effect. This Amendment shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns.
4.    Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same Amendment.
5.    Effective Date. This Amendment shall be in full force and effect as a binding obligation of the Parties from and after the Amendment Effective Date.
[signature page follows]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the day and year first above written.

WS CINCINNATI, LLC,
a Delaware limited liability company

By: WSREF REIT, LLC, its Sole Member
By: /s/ Patrick Campbell
Name: Patrick Campbell
       Title: Authorized Signatory

WS COLLEGE STATION JV, LLC,
a Delaware limited liability company

By: WS College Station, LLC, its Manager
By: /s/ Patrick Campbell
Name: Patrick Campbell
       Title: Authorized Signatory

WS-CNO JV, LLC,
a Delaware limited liability company

By: WS-CNO, LLC, its Manager
By: /s/ Patrick Campbell
Name: Patrick Campbell
       Title: Authorized Signatory

WS-FNO, LLC,
a Delaware limited liability company

By: WSREF REIT, LLC, its Sole Member
By: /s/ Patrick Campbell
Name: Patrick Campbell
       Title: Authorized Signatory

WS SPHERICAL STONE, LLC,
a Delaware limited liability company

By: WSREF NRT, LLC, its Sole Member
By: /s/ Patrick Campbell
Name: Patrick Campbell
       Title: Authorized Signatory

Signature Page to the Fifth Amendment to the Agreement for Sale and Purchase

PURCHASER:
AMERICAN REALTY CAPITAL
HOSPITALITY PORTFOLIO WSC, LLC,
a Delaware limited liability company

By:     /s/ Paul C. Hughes
Name:    Paul C. Hughes
Title:    Authorized Signatory

Signature Page to the Fifth Amendment to the Agreement for Sale and Purchase

Acknowledge and agreed:
GUARANTOR:
WHEELOCK STREET REAL ESTATE FUND, L.P.

By: WHEELOCK STREET FUND G.P., L.L.C., its General Partner
By:     /s/ Lawrence Settani
Name:    Lawrence Settani
Title:    Authorized Signatory

Signature Page to the Fifth Amendment to the Agreement for Sale and Purchase